FIRST AMENDMENT TO CREDIT AGREEMENT

FIRST AMENDMENT TO CREDIT AGREEMENT (this "First Amendment") dated as of December 15, 2017 among ROADRUNNER TRANSPORTATION SYSTEMS, INC., a Delaware corporation (the "Company"), each of the Subsidiaries of the Company identified as "Subsidiary Guarantors" on the signature pages to the Credit Agreement (the "Subsidiary Guarantors"), the Lenders (as defined below) party hereto and BMO HARRIS BANK N.A., as Administrative Agent (the "Administrative Agent"), each of which is a party to the Existing Credit Agreement (as defined below).

WHEREAS, Company, the Subsidiary Guarantors, the financial institutions from time to time party thereto as lenders (the "Lenders") and the Administrative Agent are parties to that certain Credit Agreement dated as of July 21, 2017 (as in effect immediately prior to the effectiveness of this First Amendment, the "Existing Credit Agreement", and as amended by this First Amendment and as may be further amended, supplemented or otherwise modified and in effect from time to time, the "Amended Credit Agreement").

WHEREAS, the Company and the Subsidiary Guarantors request that the Lenders and the Administrative Agent amend the Existing Credit Agreement in certain respects, and the Lenders party hereto and the Administrative Agent are willing to so amend the Existing Credit Agreement.

WHEREAS, these recitals shall be construed as part of this First Amendment.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

Section 1. Definitions. Except as otherwise defined in this First Amendment, terms defined in the Amended Credit Agreement are used herein as defined therein.

Section 2. Amendments to the Existing Credit Agreement. From and after the First Amendment Effective Date, the Existing Credit Agreement shall be amended as follows:

2.01. References Generally. References in the Existing Credit Agreement (including references to the Existing Credit Agreement as amended hereby) to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") and each reference to the Existing Credit Agreement in the other Loan Documents (and indirect references such as "thereunder", "thereby", "therein" and "thereof") shall be deemed to be references to the Existing Credit Agreement as amended hereby.

2.02. Amended Language.

(a) Section 1.01 of the Existing Credit Agreement is amended by adding the followed defined terms in appropriate alphabetical order as follows:

"Availability Block" means $15,000,000.

"First Amendment Effective Date" means December 15, 2017.

(b) Section 1.01 of the Existing Credit Agreement is amended by amending and restating the definition of "CapX Commitment" in its entirety to read as follows:

"CapX Commitment" means $0.

(c) Section 1.01 of the Existing Credit Agreement is amended by amending and restating the definition of "CapX Commitment Termination Date" in its entirety to read as follows:

> "CapX Commitment Termination Date" means the First Amendment Effective Date.

(d) Section 1.01 of the Existing Credit Agreement is amended by amending and restating the definition of "Maximum Borrowing Amount" in its entirety to read as follows:

> "Maximum Borrowing Amount" means (i) the lesser of (A) the Aggregate Revolving Credit Commitments, and (B) the Borrowing Base, minus (ii) the Availability Block. Notwithstanding anything to the contrary in this Agreement, the Availability Block shall not be decreased or eliminated without the written consent of each of the Lenders.

(e) Section 7.02(f) of the Existing Credit Agreement is amended and restated in its entirety to read as follows:

> (f) (x) no later than January 31, 2018, restated Consolidated financial statements for the Company for fiscal years 2013, 2014, and 2015 (audited) and the first three fiscal quarters of 2016 (unaudited), as well as audited 2016 Consolidated financial statements, and (y) no later than March 15, 2018, restated Consolidated financial statements for the first three fiscal quarters of 2017 (unaudited), in each case concurrently with the filing thereof with the SEC; and

(f) Section 11.01(a)(xii) of the Existing Credit Agreement is amended and restated in its entirety to read as follows:

> (xii) without the prior written consent of each Lender, (i) impose any materially greater restriction on the ability of any Lender to assign any of its rights or obligations hereunder, (ii) modify any advance rate used in this Agreement in a manner that would increase availability, or (iii) decrease or eliminate the Availability Block.

Section 3. Representations and Warranties of the Loan Parties. The Loan Parties represent and warrant to the Administrative Agent and the Lenders that as of the First Amendment Effective Date:

3.01. each of the representations and warranties set forth in the Amended Credit Agreement and in the other Loan Documents are true and correct in all respects (or in all material respects for such representations and warranties that are not by their terms already qualified as to materiality) as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all respects (or in all material respects for such representations and warranties that are not by their terms already qualified as to materiality) as of such earlier date, and except that for purposes of this Section 3.01, the representations and warranties contained in Section 6.05 of the Amended Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a), (b) and (c) of Section 7.01 of the Amended Credit Agreement; and

3.02. both immediately before and after giving effect to this First Amendment and the transactions contemplated hereby, no Default shall have occurred and be continuing, or would result therefrom.

Section 4. Conditions Precedent. The amendments to the Existing Credit Agreement set forth in

Section 2 above shall become effective as of the date (the "First Amendment Effective Date"), upon which each of the following conditions precedent shall be satisfied or waived:

4.01. Execution. The Administrative Agent shall have received counterparts of this First Amendment and the fee letter dated as of the date hereof, each executed by the Loan Parties, the Administrative Agent and the Lenders.

4.02. Preferred Stock Consent. The Administrative Agent shall have received confirmation that the holders of the "Preferred Stock" under the Investment Agreement have consented to the First Amendment in form and substance satisfactory to the Administrative Agent.

4.03. Fees. The Company shall have paid to the Administrative Agent and the Lenders the fees described in that certain fee letter agreement dated as of the date hereof.

4.04. Costs and Expenses. The Company shall have paid all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent in connection with this First Amendment payable pursuant to Section 11.04 of the Amended Credit Agreement.

Section 5. Reference to and Effect Upon the Existing Credit Agreement.

5.01. Except as specifically amended or waived above, the Existing Credit Agreement and the other Loan Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed.

5.02. The execution, delivery and effectiveness of this First Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Existing Credit Agreement or any Loan Document, nor constitute a waiver of any provision of the Existing Credit Agreement or any Loan Document, except as specifically set forth herein.

Section 6. Ratification of Liability. As of the First Amendment Effective Date, the Company and the other Loan Parties, as debtors, grantors, pledgors, guarantors, assignors, or in other similar capacities in which such parties grant liens or security interests in their properties or otherwise act as accommodation parties or guarantors, as the case may be, under the Loan Documents to which they are a party, hereby ratify and reaffirm all of their payment and performance obligations and obligations to indemnify, contingent or otherwise, under each of such Loan Documents to which they are a party, and ratify and reaffirm their grants of liens on or security interests in their properties pursuant to such Loan Documents to which they are a party, respectively, as security for the Obligations, and as of the First Amendment Effective Date, each such Person hereby confirms and agrees that such liens and security interests hereafter secure all of the Obligations, including, without limitation, all additional Obligations hereafter arising or incurred pursuant to or in connection with this First Amendment, the Credit Agreement or any other Loan Document. As of the First Amendment Effective Date, the Company and the other Loan Parties further agree and reaffirm that the Loan Documents to which they are parties now apply to all Obligations as defined in the Credit Agreement (including, without limitation, all additional Obligations hereafter arising or incurred pursuant to or in connection with this First Amendment, the Credit Agreement or any other Loan Document). As of the First Amendment Effective Date, the Company and the other Loan Parties (a) further acknowledge receipt of a copy of this First Amendment, (b) consent to the terms and conditions of same, and (c) agree and acknowledge that each of the Loan Documents to which they are a party remain in full force and effect and is hereby ratified and confirmed.

Section 7. Miscellaneous. Except as herein provided, the Existing Credit Agreement shall remain unchanged and in full force and effect. This First Amendment is a Loan Document for all

purposes of the Amended Credit Agreement. This First Amendment may be executed in any number of counterparts, and by different parties hereto on separate counterpart signature pages, and all such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of a counterpart signature page by facsimile transmission or by e-mail transmission of an Adobe portable document format file (also known as a "*PDF*" file) shall be effective as delivery of a manually executed counterpart signature page. Section headings used in this First Amendment are for reference only and shall not affect the construction of this First Amendment.

Section 8. GOVERNING LAW. THIS FIRST AMENDMENT, AND THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS.

Section 9. Release and Waiver. The Loan Parties each do hereby release the Administrative Agent and each of the Lenders and each of their officers, directors, employees, agents, attorneys, personal representatives, successors, predecessors and assigns from all manner of actions, cause and causes of action, suits, deaths, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, controversies, agreements, promises, variances, trespasses, damages, judgments, executions, claims and demands, whatsoever, in law or in equity, and particularly, without limiting the generality of the foregoing, in connection with the Credit Agreement and the other Loan Documents and any agreements, documents and instruments relating to the Credit Agreement and the other Loan Documents and the administration of the Credit Agreement and the other Loan Documents, all indebtedness, obligations and liabilities of the Loan Parties to the Administrative Agent or any Lender and any agreements, documents and instruments relating to the Credit Agreement and the other Loan Documents (collectively, the "Claims"), which the Loan Parties now have against the Administrative Agent or any Lender or ever had, or which might be asserted by their heirs, executors, administrators, representatives, agents, successors, or assigns based on any Claims which exist on or at any time prior to the date of this First Amendment. The Loan Parties expressly acknowledge and agree that they have been advised by counsel in connection with this First Amendment and that they each understand that this Section 9 constitutes a general release of the Administrative Agent and the Lenders and that they each intend to be fully and legally bound by the same. The Loan Parties further expressly acknowledge and agree that this general release shall have full force and effect notwithstanding the occurrence of a breach of the terms of this First Amendment or an Event of Default or Default under the Credit Agreement.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered as of the day and year first above written.

BORROWER:

ROADRUNNER TRANSPORTATION SYSTEMS, INC.

By: [signature]
Name: Terence R. Rogers
Title: EVP & CFO

SUBSIDIARY GUARANTORS:

A&A EXPRESS, LLC
A&A LOGISTICS, LLC
ACTIVE AERO CHARTER, LLC
ACTIVE AERO GROUP, INC.
ACTIVE AERO MOTOR CARRIER, LLC
ACTIVE GLOBAL SOLUTIONS, LLC
ACTIVE PTM, LLC
ADRIAN CARRIERS, LLC
ALPHA FREIGHT SYSTEMS, LLC
ASCENT GLOBAL LOGISTICS HOLDINGS, INC.
BEECH HILL ENTERPRISES, LLC
BIG ROCK TRANSPORTATION, LLC
CAPITAL TRANSPORTATION LOGISTICS, LLC
CENTRAL CAL TRANSPORTATION, LLC
CONSOLIDATED TRANSPORTATION WORLD, LLC
CTW TRANSPORT, LLC
D&E TRANSPORT, LLC
DIRECT CONNECTION TRANSPORTATION, LLC
EVERETT LOGISTICS, LLC
EXPEDITED FREIGHT SYSTEMS, LLC
GREAT NORTHERN TRANSPORTATION SERVICES, LLC
GROUP TRANSPORTATION SERVICES, INC.
GWP LOGISTICS, LLC
INTERNATIONAL TRANSPORTATION HOLDINGS, INC.
ISI LOGISTICS, LLC
ISI LOGISTICS SOUTH, LLC
MARISOL INTERNATIONAL, LLC
MESCA FREIGHT SERVICES, LLC
MORGAN SOUTHERN, INC.
PRIME DISTRIBUTION SERVICES, INC.
RICH TRANSPORT, LLC
ROADRUNNER EQUIPMENT LEASING, LLC
ROADRUNNER INTERMODAL SERVICES, LLC
ROADRUNNER TEMPERATURE CONTROLLED, LLC
ROADRUNNER TRANSPORTATION SERVICES, INC.
ROADRUNNER TRUCKLOAD, LLC
ROADRUNNER TRUCKLOAD 2, LLC
ROADRUNNER TRUCKLOAD AGENT INVESTMENT, INC.
ROADRUNNER TRUCKLOAD HOLDINGS, LLC
RRTC HOLDINGS, INC.
SARGENT TRUCKING, LLC
SORTINO TRANSPORTATION, LLC
STAGECOACH CARTAGE AND DISTRIBUTION, LLC
THE MEADOWLARK GROUP, LLC
USA JET AIRLINES, INC.
WANDO TRUCKING, LLC
WORLD TRANSPORT SERVICES, LLC

By: [signature]
Name: Terence R. Rogers
Title: CFO

ADMINISTRATIVE AGENT:
Agent

BMO HARRIS BANK N.A., as Administrative

By: ____________________
Name: Jason Hoefler
Title: Managing Director

LENDERS:

BMO HARRIS BANK N.A., as a Lender

By: ____________________
Name: Jason Hoefler
Title: Managing Director

JPMORGAN CHASE BANK N.A., as a Lender

By: /s/ Stephanie Lis

Name: Stephanie Lis

Title: Authorized Officer

WELLS FARGO BANK, N.A., as a Lender

By:______________________________

Name: Jake Elliott

Title: Authorized Signatory